INVESTOR PRESENTATION MARCH 2018 Fulfilling the Unique Needs of Specialty Insurance Markets as a Long-Term Partner

1 SAFE HARBOR STATEMENT This presentation contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on our management’s beliefs and assumptions and on information currently available to management. These forward-looking statements include, without limitation, statements regarding our industry, business strategy, plans, goals and expectations concerning our market position, product expansion, future operations, margins, profitability, future efficiencies, and other financial and operating information. When used in this discussion, the words “may,” “believes,” “intends,” “seeks,” “anticipates,” “plans,” “estimates,” “expects,” “should,” “assumes,” “continues,” “potential,” “could,” “will,” “future” and the negative of these or similar terms and phrases are intended to identify forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties, inherent risks and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation. Our actual future results may be materially different from what we expect due to factors largely outside our control, including the occurrence of severe weather conditions and other catastrophes, the cyclical nature of the insurance industry, future actions by regulators, our ability to obtain reinsurance coverage at reasonable rates and the effects of competition. These and other risks and uncertainties associated with our business are described under the heading “Risk Factors” in our most recently filed Annual Report on Form 10-K, which should be read in conjunction with this presentation. The company and subsidiaries operate in a dynamic business environment, and therefore the risks identified are not meant to be exhaustive. Risk factors change and new risks emerge frequently. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. 1

2 THE CONIFER “CREATION STORY” COMPANY HISTORY 2008 North Pointe (founded by Conifer founder Jim Petcoff) sold to QBE for $146 million, or approximately 1.7X book value 2012 Non-compete agreements expire and Conifer starts writing old NP business, bringing together successful executives with new, state-of-the- art processing systems August 2015 Conifer completes IPO on Nasdaq, further expands as a specialty niche writer of P&C products 2015 Company makes strategic decision to slow growth in homeowners product in Florida; Commences new specialty products in security guards and low-value dwelling with historically strong loss ratios 2016 Conifer continues to lessen exposure to Florida market; Ramps up new lines; reports favorable underwriting trends in new lines 2017 Conifer executes ADC to address reserve development. Lower expense ratio and focus on enhancing underwriting profit in core specialty commercial lines Leveraging past experience, Conifer’s management is creating a diverse, specialty writer of commercial and personal lines business. By integrating new technology and processes, the Company believes it can achieve higher returns than those achieved in its former business.

CONIFER: AT A GLANCE

Conifer Holdings, Inc.

Conifer Insurance Company
MI Domicile
A.M. Best: B++
Demotech: A

White Pine Insurance Company
MI Domicile
A.M. Best: B+
Demotech: A

Sycamore Insurance Agency
MI Domicile
A.M. Best: NR
Demotech: NR

Conifer Insurance Company

White Pine Insurance Company

Sycamore Insurance

Exchange / Ticker		Nasdaq: CNFR
Share Price (at 3/1/2018):	$	6.05
Shares Outstanding*:		8.5M
Market Capitalization:	$	68M
GAAP Equity*:	$	52.8M
Book Value per Share*:	$	6.20

TOP HOLDERS

Name/Firm	Shares
James Petcoff (CEO)	2,406,664
Strength Capital Partners, LLC	733,799
Aegis Financial Corporation	686,614
Clarkston Ventures, LLC	660,976
NorthPointe Capital, LLC	534,955
Eidelman Virant Capital	390,167

ANALYST COVERAGE

Name	Firm
Bob Farnam	Boenning & Scattergood
Paul Newsome	Sandler O'Neil
Greg Peters	Raymond James

3

*as of 12/31/2017

4 BROAD & FLEXIBLE UNDERWRITING PLATFORM • Well-developed underwriting platform overall • Ability to pivot between Excess & Surplus lines and Admitted opportunities • Writing policies in all 50 states • Goal is to be licensed on both E&S and Admitted basis in all 50 states

5 INVESTMENT THESIS: WHY CONIFER? • Leveraging knowledge in specialty niches - (hospitality / security guards / low-value dwellings, e.g.) to achieve market leading positions • Management has built a similar model successfully at a previous company, which it sold for 1.7X book in 2008. • Strengthened reserves throughout 2017 and implemented adverse development cover for additional protection while continuing to ramp up business to sufficient scale • Expects profitability in 2018; ramping up premium in core lines of business; and continued declining expense ratio • As of 12/31/17, book value per share of $6.20 • Deferred tax assets (with 100% valuation allowance) of $9.9 million or $1.16 per share – not reflected in current book value

6 BUSINESS MIX: GRADUAL SHIFT TOWARD COMMERCIAL LINES 6 2017 – Roughly 80% Commercial / 20% Personal 2018 – Commercial will continue to grow as a percentage as the Company scales back personal lines. GROSS WRITTEN PREMIUM FOR 2017 GROSS WRITTEN PREMIUM FOR Q4 2017

COMMERCIAL LINES OVERVIEW – SOLID SPECIALIST DRIVEN GROWTH 7 $12.9 $12.7 $12.6 $13.2 $0 $5 $10 $15 $20 $25 $30 Q4 2016 Q4 2017 M I L L I O N S Hospitality Small Business • Commercial Lines represented roughly 83% of the premium written in the fourth quarter – and was 80% for 2017 as a whole • Quarter over quarter, Commercial gross written premium was up 1.3% in Q4 2017 • Conifer continues to write Commercial Lines in all 50 states GROSS WRITTEN PREMIUM As of December 31, 2017 Top Five States GROSS WRITTEN PREMIUM $ in thousands Michigan $ 21,099 22.9% Florida 19,763 21.5% Pennsylvania 8,651 9.4% Texas 5,918 6.4% New Jersey 3,960 4.3% All Other 32,721 35.5% Total $ 92,112 100.0%

EXPERTS IN NICHE MARKETS 8 LINES OF BUSINESS • General Liability • Property • Liquor Liability • Workers Compensation • Umbrella • Equipment Breakdown • Specialized Property Enhancement Forms Available Preferred Classes of Business • Family Restaurants • Pizza/Sub Shops • Delis • Bakeries • Brew Pubs • Bars/Taverns • Wineries • Micro-Breweries and Craft Beer & Wine Shops • Convenience Stores • Fraternal Organizations EXAMPLE: RESTAURANTS, BARS AND TAVERNS Conifer has had ties to the Hospitality Industry since the late 1980s, providing coverage and peace of mind for proprietors.

PERSONAL LINES OVERVIEW 9 $3.4 $3.2 $2.4 $2.2 $0 $1 $2 $3 $4 $5 $6 $7 Q4 2016 Q4 2017 M I L L I O N S Wind-Exposed Low-Value Dwelling • Personal Lines production was approximately 17% of total premium in Q4 2017 • Net earned premium in personal lines declined almost 20% in the fourth quarter • Planned decrease in wind-exposed homeowners, specifically Florida homeowners, which was down 16% in Q4 • Florida assumption business started non-renewing February 9th • Continuing efforts to reduce wind exposure overall As of December 31, 2017 Top Five States GROSS WRITTEN PREMIUM $ in thousands Texas $ 6,992 31.5% Florida 6,800 30.7% Hawaii 4,764 21.5% Indiana 2,612 11.8% Illinois 621 2.8% All Other 383 1.7% Total 22,172 100.0% GROSS WRITTEN PREMIUM 7% decrease

$25.5 $25.9 $5.8 $5.4 $0 $5 $10 $15 $20 $25 $30 $35 Q4 2016 Q4 2017 M I L L I O N S Commercial Lines Personal Lines Q4 2017 RESULTS OVERVIEW Gross Written Premium: • GWP was $31M in Q4, a 0.2% decrease from the same period in 2016  Commercial Lines GWP increased 1.3% from Q4 2016 • Quick Service Restaurants and Liquor Liability business performed well in the period  Personal Lines GWP decreased 6.8% from Q4 2016 • Florida homeowners was down 15.8% • Low value dwelling was down 14.3% Net Earned Premium increase: • Overall NEP increase of 4% to $25M in Q4 2017  Commercial Lines NEP increased more than 10% in Q4 2017  Personal Lines NEP decreased almost 20%, consistent with planned shift in business mix 10 GROSS WRITTEN PREMIUM

11 45.3% 41.4% 73.4% 58.3% Q4 2016 Q4 2017 RESULTS OVERVIEW: COMBINED RATIO • Continued focus on core commercial lines will help drive overall combined ratio improvement  83% of total premiums in Q4 were from our core commercial business  Focus on more profitable personal lines such as low value dwelling products 118.7% 99.7% 19 percentage point improvement

12 62.7% 74.0% Q4 2016 Q4 2017 PERSONAL LINES RESULTS OVERVIEW: Q4 2017 LOSS RATIO • Consolidated loss ratio improved by 15.1 percentage points from Q4 2016 • For Q4 2017, Commercial Lines loss ratio was 55.3% and Personal Lines was 74.0% • On going planned trend of shifting away from wind-exposed Personal Lines premium • Continued focus on core solid performing Commercial Lines 76.4% 55.3% Q4 2016 Q4 2017 COMMERCIAL LINES 73.4% 58.3% Q4 2016 Q4 2017 CONSOLIDATED

13 RESULTS OVERVIEW: Q4 2017 EXPENSE RATIO 54.1% 49.8% 48.0% 46.3% 45.3% 44.9% 43.4% 42.9% 41.4% Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017* Q4 2017 • Continued sequential expense ratio improvement - quarter to quarter • Almost 1,300 basis point improvement overall since Q4 2015 • Downward expense trend reflects commitment to streamlining on all levels 1270 basis point reduction *before impact of ADC and Q3 2017 hurricane activity

14 CONSERVATIVE INVESTMENT STRATEGY • Maintain a highly liquid portfolio of investment grade fixed income securities • Total cash & investment securities of $170.3M at December 31, 2017:  Average duration: 3 years  Average tax-equivalent yield: ~2.5%  Average credit quality: AA FIXED INCOME PORTFOLIO CREDIT RATING $ in thousands December 31, 2017 Fair Value % of Total AAA $ 34,680 25.4% AA 62,397 45.7% A 25,123 18.4% BBB 13,107 9.6% BB 1,229 0.9% NR -- -- TOTAL FIXED INCOME INVESTMENTS $ 136,536 100.0% PORTFOLIO ALLOCATION U.S. Government Obligations 11.6% State & Local Governments 11.9% Corporate Debt 26.5% MBS 22.8% CMO / RMBS 1.7% ABS 16.0% CMBS 2.4% Equity Securities 7.1%

15 Significantly Improved Combined Ratio Driven by Strong Underwriting Performance Q4 2017: Return to Profitability Validates Initiatives Implemented in Q3 2017 Maintain Focus on Writing Core Lines of Specialty Niche Business Balance Sheet Remains Well Positioned to Support Companies 2018: Drive Positive Bottom Line CONIFER: STATE OF THE BUSINESS 15

APPENDIX

17 FINANCIAL RESULTS: CHI CONSOLIDATED BALANCE SHEET SUMMARY BALANCE SHEET $ in thousands December 31, 2017 December 31, 2016 Cash and invested assets $ 170,343 $ 141,023 Reinsurance recoverables 24,539 7,498 Goodwill and intangible assets 987 1,007 Total assets $ 239,032 $ 203,701 Unpaid losses and loss adjustment expenses 87,896 54,651 Unearned premiums 57,672 58,126 Senior debt 29,027 17,750 Total Liabilities $ 186,206 $ 135,907 Total Shareholders' Equity $ 52,826 $ 67,794

18 FINANCIAL RESULTS: Q4 2017 INCOME STATEMENT • Company reported net income of $0.2 million, or $0.03 per share for Q4 2017 • $1.16 per share for valuation allowance against deferred tax assets not reflected in book value • Book value per share of $6.20, or $52.8 million of shareholders’ equity Three Months Ended December 31, ($ in thousands, except per share data) 2017 2016 Gross Written Premium $31,247 $31,308 Net Written Premium 27,439 27,069 Net Earned Premium 25,433 24,463 Net Income (Loss) 221 (4,421) EPS, Basic and Diluted $0.03 $(0.58) Adjusted Operating Income (Loss) 161 (4,279) Adjusted Operating Income (Loss) per share $0.02 $(0.56) 18

19 Q3 2017 BALANCE SHEET STRENGTHENING ADVERSE DEVELOPMENT COVERAGE PURCHASE COVERAGE AMOUNT: $19,500,000 xs $38,050,000 ($17,550,000 after co-participation) COVERAGE YEARS: Accident dates from January 1, 2005 through December 31, 2016, paid subsequent to June 30, 2017 PREMIUM: $7,200,000 CO-PARTICIPATION: 10% of development retained PROFIT SHARING: 35% profit commission paid at commutation SUBORDINATED DEBT PLACEMENT ISSUER: Conifer Holdings, Inc. INVESTOR: Affiliates of Elanus Capital Management, LLC DEAL SIZE: $30 million in subordinated notes MATURITY: September 29, 2032 (15 Years) ANNUAL INTEREST RATE: 8.0% Fixed INTEREST DEFERRAL PERIOD: Up to four quarters ISSUER CALL OPTIONS: 100% of par from July 31, 2018 through October 31, 2018; 105% of par after September 29, 2020 COMMON EQUITY PRIVATE PLACEMENT ISSUER: Conifer Holdings, Inc. INVESTORS: Officers & Directors of the Company DEAL SIZE: $5.0 million in common equity ISSUE PRICE: $6.25 per share

20 REINSURANCE: PRUDENT RISK MANAGEMENT TO PROTECT CAPITAL • Retain first $500,000 of each specific loss/risk  Reinsurance coverage in excess of $500,000 up to policy limits • Catastrophe (CAT) reinsurance program provides $110M of protection  All providers are rated minimum A-  Net retention of $4M for first event CIC / WPIC Specific Loss Reinsurance Treaties Effective 01/01/2018 to 01/01/2019 CIC / WPIC Property-CAT Reinsurance Treaties All layers 06/01/2017 to 06/01/2018 $110,000,000 $4,000,000 $20,000,000 $60,000,000 Retention $2,000,000 $20,000,000 $1,000,000 $10,000,000 $500,000 First Casualty Clash XOL ($8M xs $2M) Retention Second Casualty Clash XOL ($10M xs $10M) First Multi-Line Excess of Loss ($500K xs $500K) Second Multi-Line Excess of Loss ($1M xs $1M) Property Per Risk ($2M xs $2M) $300,000 Property Per Risk $2,000,000

21 REINSURANCE: PRUDENT RISK MANAGEMENT TO PROTECT CAPITAL Commercial Property Per Risk Reinsurance Treaty Effective 01/01/18 to 01/01/19 Homeowners Property Per Risk Reinsurance Treaty Effective 01/01/18 to 01/01/19 $300,000 Retention Property $3,000,000 $2,000,000 $500,000 $1,000,000 Retention Multi-Line XOL Property Per Risk Multi-Line XOL $4,000,000 $300,000 Property Per Risk